                                                                   Exhibit 25.1
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)
             -------------------------------------------------------

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

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          180 East Fifth Street
           St. Paul, Minnesota                          55101
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(Address of principal executive offices)             (Zip Code)
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                                Richard Prokosch
                         U.S. Bank National Association
                              180 East Fifth Street
                               St. Paul, MN 55101
                                 (651) 244-0721
            (Name, address and telephone number of agent for service)

                              LAS VEGAS SANDS, INC.
                     (Issuer with respect to the Securities)

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                Nevada                                04-3010100
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 (State or other jurisdiction of          (I.R.S. Employer Identification No.)
 incorporation or organization)
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      3355 Las Vegas Boulevard South
                Room 1A
           Las Vegas, Nevada                             89109
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(Address of Principal Executive Offices)               (Zip Code)
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                           VENETIAN CASINO RESORT, LLC
                     (Issuer with respect to the Securities)

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                Nevada                                86-0863398
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 (State or other jurisdiction of          (I.R.S. Employer Identification No.)
 incorporation or organization)
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      3355 Las Vegas Boulevard South
                Room 1A
          Las Vegas, Nevada                             89109
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(Address of Principal Executive Offices)               (Zip Code)
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                           11% MORTGAGE NOTES DUE 2010
                       (TITLE OF THE INDENTURE SECURITIES)
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                                    FORM T-1


ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

         a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.
                     Comptroller of the Currency
                     Washington, D.C.

         b)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.
                     Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.
            None

ITEMS 3-15  ITEMS 3-15 ARE NOT APPLICABLE BECAUSE TO THE BEST OF THE TRUSTEE'S
            KNOWLEDGE, THE OBLIGOR IS NOT IN DEFAULT UNDER ANY INDENTURE FOR WHICH THE TRUSTEE ACTS AS TRUSTEE.

ITEM 16. LIST OF EXHIBITS: LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY AND QUALIFICATION.

         1.   A copy of the Articles of Association of the Trustee.*

         2. A copy of the certificate of authority of the Trustee to commence business.*

         3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

         4.   A copy of the existing bylaws of the Trustee.*

         5.   A copy of each Indenture referred to in Item 4. Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

         7. Report of Condition of the Trustee as of March 31, 2002, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

       * Incorporated by reference to Registration Number 333-67188.

                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.



                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 24th day of June, 2002.


                                            U.S. BANK NATIONAL ASSOCIATION

                                            By: /s/ Lori-Anne Rosenberg
                                                --------------------------------
                                                Lori-Anne Rosenberg
                                                Assistant Vice President




By: /s/ Julie Eddington
    -----------------------------------
    Julie Eddington
    Assistant Vice President

                                    EXHIBIT 6

                                     CONSENT


         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  June 24, 2002


                                            U.S. BANK NATIONAL ASSOCIATION


                                            By: /s/ Lori-Anne Rosenberg
                                                --------------------------------
                                                Lori-Anne Rosenberg
                                                Assistant Vice President




By: /s/ Julie Eddington
    -----------------------------------
    Julie Eddington
    Assistant Vice President

                                    EXHIBIT 7
                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 3/31/2002
                                    ($000'S)

                                                            3/31/2002
                                                        ---------------
ASSETS
     Cash and Due From Depository Institutions             $6,610,097
     Federal Reserve Stock                                          0
     Securities                                            24,432,814
     Federal Funds                                          1,509,430
     Loans & Lease Financing Receivables                  112,081,360
     Fixed Assets                                           1,414,464
     Intangible Assets                                      8,269,267
     Other Assets                                           6,637,699
                                                        ---------------
         TOTAL ASSETS                                    $160,955,131

LIABILITIES
     Deposits                                            $107,406,480
     Fed Funds                                              6,981,749
     Treasury Demand Notes                                          0
     Trading Liabilities                                      120,375
     Other Borrowed Money                                  18,019,329
     Acceptances                                              185,399
     Subordinated Notes and Debentures                      5,104,491
     Other Liabilities                                      3,878,626
                                                        ---------------
     TOTAL LIABILITIES                                   $141,696,449

EQUITY
     Minority Interest in Subsidiaries                       $985,901
     Common and Preferred Stock                                18,200
     Surplus                                               11,278,504
     Undivided Profits                                      6,976,077
                                                        ---------------
         TOTAL EQUITY CAPITAL                             $19,258,682

TOTAL LIABILITIES AND EQUITY CAPITAL                     $160,955,131

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To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Lori-Anne Rosenberg
    ------------------------
    Assistant Vice President

Date:  June 24, 2002